Exhibit 10.3
PERLEGEN SCIENCES, INC.
2002 EQUITY INCENTIVE PLAN
     1. Purposes of the Plan. The purposes of the Perlegen Sciences, Inc. 2002 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.
     2. Definitions. As used herein, the following definitions shall apply:
          (a) “Acquisition” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company’s voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (ii) a sale of all or substantially all of the assets of the Company.
          (b) “Administrator” means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4 hereof.
          (c) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.
          (d) “Board” means the Board of Directors of the Company.
          (e) “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.
          (f) “Committee” means a committee appointed by the Board in accordance with Section 4 hereof.
          (g) “Common Stock” means the Common Stock of the Company, par value $0.0001 per share.
          (h) “Company” means Perlegen Sciences, Inc., a Delaware corporation.

          (i) “Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary of the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary of the Company to render such services.
          (j) “Director” means a member of the Board.
          (k) “Employee” means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.
          (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section.
          (m) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:
               (i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or
               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n) “Holder” means a person who has been granted or awarded an Option or Stock Purchase Right or who holds Shares acquired pursuant to the exercise of an Option or Stock Purchase Right.
          (o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.
          (p) “Independent Director” means a Director who is not an Employee of the Company.
          (q) “Non-Qualified Stock Option” means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.
          (r) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          (s) “Option” means a stock option granted pursuant to the Plan.
          (t) “Option Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
          (u) “Parent” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          (v) “Plan” means the Perlegen Sciences, Inc. 2002 Equity Incentive Plan.
          (w) “Public Trading Date” means the first date upon which Common Stock of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.
          (x) “Restricted Stock” means Shares acquired pursuant to the exercise of an unvested Option in accordance with Section 10(h) below or pursuant to a Stock Purchase Right granted under Section 12 below.
          (y) “Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

          (z) “Section 16(b)” means Section 16(b) of the Exchange Act, as such Section may be amended from time to time.
          (aa) “Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.
          (bb) “Service Provider” means an Employee, Director or Consultant.
          (cc) “Share” means a share of Common Stock, as adjusted in accordance with Section 13 below.
          (dd) “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 12 below.
          (ee) “Subsidiary” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the shares of stock subject to Options or Stock Purchase Rights shall be Common Stock, initially shares of the Company’s Common Stock, par value $0.0001 per share. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is the sum of: (i) the number of shares of common stock of the Company which remain available for grants of options or other awards under the Perlegen Sciences, Inc. 2001 Stock Option Plan (the “2001 Plan”) as of the date of the Plan’s initial adoption by the Board, plus (ii) with respect to options or other awards granted under the 2001 Plan that expire or are canceled without having been exercised in full, the number of Shares subject to each such option as to which such option was not exercised prior to its expiration or cancellation. Shares issued upon exercise of Options or Stock Purchase Rights may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or Stock Purchase Right under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 3. If Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

     4. Administration of the Plan.
          (a) Administrator. Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board or one or more Officers who are not members of the Board or any combination thereof, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, except as provided in this Plan, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Independent Directors each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a “non-employee director” within the meaning of Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Independent Directors or one or more Officers who are not members of the Board, or any combination thereof, the authority to grant awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3 or one or more Officers who are not members of the Board, or any combination thereof, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.
          (b) Limitation of Delegations to Officers. Notwithstanding Section 4(a) above, in the event that Board authorizes a Committee comprised of one or more Officers who are not members of the Board to act as Administrator, such authorization shall be in writing by resolution adopted by the Board and shall authorize such Committee only to grant Options and Stock Purchase Rights to Employees and to exercise such other powers under the Plan as the Board may determine; provided that the Board shall fix the terms of the Options and Stock Purchase Rights to be granted by such Committee (including the exercise or purchase price of such Options and Stock Purchase Rights, which may include a formula by which the exercise or purchase price will be determined) and the maximum number of Shares subject to Options and Stock Purchase Rights that such Committee may grant; provided further, however, that no such Committee shall be authorized to grant Options or Stock Purchase Rights to its members.

          (c) Powers of the Administrator. Subject to the provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its sole discretion:
               (i) to determine the Fair Market Value;
               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;
               (iii) to determine the number of Shares to be covered by each such award granted hereunder;
               (iv) to approve forms of agreement for use under the Plan;
               (v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);
               (vi) to determine whether to offer to buyout a previously granted Option as provided in subsection 10(i) and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares);
               (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
               (viii) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
               (ix) to amend the Plan or any Option or Stock Purchase Right granted under the Plan as provided in Section 15; and
               (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

          (d) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.
     5. Eligibility. Non-Qualified Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. If otherwise eligible, a Service Provider who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.
     6. Limitations.
          (a) Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options.
          For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.
          (b) Neither the Plan, any Option nor any Stock Purchase Right shall confer upon a Holder any right with respect to continuing the Holder’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Holder’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.
          (c) No Service Provider shall be granted, in any calendar year, Options or Stock Purchase Rights to purchase more than 5,000,000 Shares; provided, however, that the foregoing limitation shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitation shall not apply until the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 3); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; (iv) the first meeting of stockholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13. For purposes of this Section 6(c), if an

Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limit set forth in this Section 6(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.
     7. Term of Plan. The Plan shall become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under Section 15 of the Plan. No Options or Stock Purchase Rights may be issued under the Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which the Plan is adopted by the Board or (ii) the date the Plan is approved by the stockholders.
     8. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.
     9. Option Exercise Price and Consideration.
          (a) Except as provided in Section 13, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:
               (i) I the case of an Incentive Stock Option
                    (A) granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
                    (B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
               (ii) In the case of a Non-Qualified Stock Option
                    (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant.

                    (B) granted to any other Service Provider, the per Share exercise price shall be no less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.
               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.
          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (4) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) with the consent of the Administrator, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.
     10. Exercise of Option.
          (a) Vesting; Fractional Exercises. Except as provided in Section 13, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement; provided, however, that, except with regard to Options granted to Officers, Directors or Consultants, in no event shall an Option granted hereunder become vested and exercisable at a rate of less than twenty percent (20%) per year over five (5) years from the date the Option is granted, subject to reasonable conditions, such as continuing to be a Service Provider. An Option may not be exercised for a fraction of a Share.
          (b) Deliveries upon Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

               (i) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;
               (ii) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars;
               (iii) Upon the exercise of all or a portion of an unvested Option pursuant to Section 10(h), a Restricted Stock purchase agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and
               (iv) In the event that the Option shall be exercised pursuant to Section 10(f) by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.
          (c) Conditions to Delivery of Share Certificates. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:
               (i) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;
               (ii) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;
               (iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;
               (iv) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and
               (v) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 9(b).

          (d) Termination of Relationship as a Service Provider. If a Holder ceases to be a Service Provider other than by reason of the Holder’s disability or death, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination; provided, however, that prior to the Public Trading Date, such period of time shall not be less than thirty (30) days (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Holder’s termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.
          (e) Disability of Holder. If a Holder ceases to be a Service Provider as a result of the Holder’s disability, the Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination; provided, however, that prior to the Public Trading Date, such period of time shall not be less than six (6) months (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.
          (f) Death of Holder. If a Holder dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement provided, however, that prior to the Public Trading Date, such period of time shall not be less than six (6) months (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Holder’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.
          (g) Regulatory Extension. A Holder’s Option Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 8 or (ii) the expiration of a period of three (3) months after the termination of the Holder’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.
          (h) Early Exercisability. The Administrator may provide in the terms of a Holder’s Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that subject to Section 20, Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.
          (i) Buyout Provisions. The Administrator may at any time offer to buyout for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.
     11. Transferability of Options and Stock Purchase Rights. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or as permitted by Rule 701 of the Securities Act and may be exercised, during the lifetime of the Holder, only by the Holder, unless it has been disposed of as permitted by Rule 701 of the Securities Act .
     12. Stock Purchase Rights.
          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer; provided, however, that to the extent required to comply with applicable securities laws, the purchase price of such Shares shall not be less than the purchase price requirements set forth in Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

          (b) Repurchase Right. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the termination of the purchaser’s status as a Service Provider for any reason. Subject to Section 20, the purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at which such repurchase right shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Restricted Stock purchase agreement.
          (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.
          (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.
     13. Adjustments upon Changes in Capitalization, Merger or Asset Sale.
          (a) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:
               (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options or Stock Purchase Rights may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 6(c));
               (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Stock Purchase Rights or Restricted Stock; and
               (iii) the grant or exercise price with respect to any Option or Stock Purchase Right.

          (b) In the event of any transaction or event described in Section 13(a), the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option, Stock Purchase Right or Restricted Stock or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock granted or issued under the Plan or to facilitate such transaction or event:
               (i) To provide for either the purchase of any such Option, Stock Purchase Right or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or Stock Purchase Right or realization of the Holder’s rights had such Option, Stock Purchase Right or Restricted Stock been currently exercisable or payable or fully vested or the replacement of such Option, Stock Purchase Right or Restricted Stock with other rights or property selected by the Administrator in its sole discretion;
               (ii) To provide that such Option or Stock Purchase Right shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option or Stock Purchase Right;
               (iii) To provide that such Option, Stock Purchase Right or Restricted Stock be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
               (iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and Stock Purchase Rights, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, Stock Purchase Rights or Restricted Stock or Options, Stock Purchase Rights or Restricted Stock which may be granted in the future; and
               (v) To provide that immediately upon the consummation of such event, such Option or Stock Purchase Right shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Option or Stock Purchase Right shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Option Agreement or Restricted Stock purchase agreement upon some or all Shares may be terminated and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase, notwithstanding anything to the contrary in the Plan or the provisions of such Option, Stock Purchase Right or Restricted Stock purchase agreement.

          (c) Subject to Section 3, the Administrator may, in its sole discretion, include such further provisions and limitations in any Option, Stock Purchase Right, Restricted Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.
          (d) If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Options, Stock Purchase Rights or Restricted Stock outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 13(d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume such Options, Stock Purchase Rights or Restricted Stock or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Options, Stock Purchase Rights or Restricted Stock held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Options, Stock Purchase Rights or Restricted Stock (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition (and the Options or Stock Purchase Rights terminated if not exercised prior to the closing of such Acquisition), and (ii) any other Options or Stock Purchase Rights outstanding under the Plan, such Options or Stock Purchase rights shall be terminated if not exercised prior to the closing of the Acquisition.
          (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for “pooling of interests” accounting treatment and, but for one or more of the provisions of this Plan or any Option Agreement or any Restricted Stock purchase agreement would so qualify, then this Plan and any such agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any such agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Option Agreement or Restricted Stock purchase agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to “pooling of interests” treatment is required as a condition to the Company’s consummation of such transaction.
          (f) The existence of the Plan, any Option Agreement or Restricted Stock purchase agreement and the Options or Stock Purchase Rights granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     14. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.
     15. Amendment and Termination of the Plan.
          (a) Amendment and Termination. The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 13, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 7.
          (b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options, Stock Purchase Rights or Restricted Stock granted or awarded under the Plan prior to the date of such termination.
     16. Stockholder Approval. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Options, Stock Purchase Rights or Restricted Stock may be granted or awarded prior to such stockholder approval, provided that such Options, Stock Purchase Rights and Restricted Stock shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Stock Purchase Rights and Restricted Stock previously granted or awarded under the Plan shall thereupon be canceled and become null and void.
     17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
     19. Information to Holders and Purchasers. Prior to the Public Trading Date and to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide to each Holder and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Holder or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. Notwithstanding the preceding sentence, the Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.
     20. Repurchase Provisions. The Administrator in its sole discretion may provide that the Company may repurchase Shares acquired upon exercise of an Option or Stock Purchase Right upon the occurrence of certain specified events, including, without limitation, a Holder’s termination as a Service Provider, divorce, bankruptcy or insolvency; provided, however, that any such repurchase right shall be set forth in the applicable Option Agreement or Restricted Stock purchase agreement or in another agreement referred to in such agreement and, provided further, that to the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any such repurchase right set forth in an Option or Stock Purchase Right granted prior to the Public Trading Date to a person who is not an Officer, Director or Consultant shall be upon the following terms: (i) if the repurchase option gives the Company the right to repurchase the shares upon termination as a Service Provider at not less than the Fair Market Value of the shares to be purchased on the date of termination of status as a Service Provider, then (A) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of status as a Service Provider (or in the case of shares issued upon exercise of Options or Stock Purchase Rights after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Administrator and the Plan participant and (B) the right terminates when the shares become publicly traded; and (ii) if the repurchase option gives the Company the right to repurchase the Shares upon termination as a Service Provider at the original purchase price for such Shares, then (A) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Option or Stock Purchase Right is granted (without respect to the date the Option or Stock Purchase Right was exercised or became exercisable) and (B) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of status as a Service Provider (or, in the case of shares issued upon exercise of Options or Stock Purchase Rights, after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Plan participant.

     21. Investment Intent. The Company may require a Plan participant, as a condition of exercising or acquiring stock under any Option or Stock Purchase Right, (i) to give written assurances satisfactory to the Company as to the participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or Stock Purchase Right; and (ii) to give written assurances satisfactory to the Company stating that the participant is acquiring the stock subject to the Option or Stock Purchase Right for the participant’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the applicable Option or Stock Purchase Right has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.
     22. Governing Law. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.
* * * * * * *

PERLEGEN SCIENCES, INC.
2002 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
     Perlegen Sciences, Inc. (the “Company”), pursuant to its 2002 Equity Incentive Plan (the “Plan”), hereby grants to the Optionee listed below (“Optionee”), an option to purchase the number of shares of the Company’s Common Stock set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.
I.	NOTICE OF STOCK OPTION GRANT

Optionee:

Date of Stock Option Agreement:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Term/Expiration Date:

Type of Option:	☐ Incentive Stock Option ☐ Non-Qualified Stock Option

Vesting Schedule:	The Shares subject to this Option shall vest according to the following schedule:

Twenty-five percent (25%) of the Shares subject to the Option (rounded down to the next whole number of shares) shall vest on each anniversary of the Vesting Commencement Date, so that all of the Shares shall be vested on the forth anniversary after the Vesting Commencement Date.

Termination Period:	This Option may be exercised, to the extent vested, for three (3) months after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein (or, if not provided herein, then as provided in the Plan), but in no event later than the Term/Expiration Date as provided above.
II.	AGREEMENT
     1. Grant of Option. The Company hereby grants to the Optionee an Option to purchase the Common Stock (the “Shares”) set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.
          If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, however, that to the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including the Option, are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary) exceeds $100,000, such options shall be treated as not qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.
     2. Exercise of Option. This Option is exercisable as follows:
          (a) Right to Exercise.
               (i) This Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant. For purposes of this Stock Option Agreement, Shares subject to this Option shall vest based on Optionee’s continued status as a Service Provider.
               (ii) This Option may not be exercised for a fraction of a Share.
               (iii) In the event of Optionee’s death, disability or other termination of the Optionee’s status as a Service Provider, the exercisability of the Option is governed by Sections 7, 8 and 9 below.
               (iv) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.
          (b) Method of Exercise. This Option shall be exercisable by written Notice (in the form attached as Exhibit A). The Notice must state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. The Notice must be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Notice must be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written Notice accompanied by the Exercise Price and payment of any applicable withholding tax.

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          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.
     3. Optionee’s Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
     4. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

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     5. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:
          (a) cash;
          (b) check;
          (c) with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator;
          (d) with the consent of the Administrator, surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;
          (e) with the consent of the Administrator, surrendered Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof;
          (f) with the consent of the Administrator, property of any kind which constitutes good and valuable consideration; or
          (g) with the consent of the Administrator, delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale.
     6. Restrictions on Exercise. This Option may not be exercised until the Plan has been approved by the stockholders of the Company. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.
     7. Termination of Relationship. If Optionee ceases to be a Service Provider (other than by reason of the Optionee’s death or the total and permanent disability of the Optionee as defined in Code Section 22(e)(3)), Optionee may exercise this Option during the Termination Period set out in the Notice of Grant, to the extent the Option was vested at the date on which Optionee ceases to be a Service Provider. To the extent that the Option is not vested at the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.
     8. Disability of Optionee. If Optionee ceases to be a Service Provider as a result of his or her total and permanent disability as defined in Code Section 22(e)(3), Optionee may exercise the Option to the extent the Option was vested at the date on which Optionee ceases to

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be a Service Provider, but only within twelve (12) months from such date (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.
     9. Death of Optionee. If Optionee ceases to be a Service Provider as a result of the death of Optionee, the vested portion of the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested at the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.
     10. Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution . It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
     11. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant.
[Signature page follows]

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          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

PERLEGEN SCIENCES, INC.

By:

Name:

Title:

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2002 EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.
     Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:

[OPTIONEE]

Residence Address:

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EXHIBIT A
PERLEGEN SCIENCES, INC.
2002 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Perlegen Sciences, Inc.
2021 Stierlin Court
Mountain View, CA 94043
Attention: [Title]
     1. Exercise of Option. Effective as of today,                                         ,                     , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                     shares of the Common Stock (the “Shares”) of Perlegen Sciences, Inc. (the “Company”) under and pursuant to the Perlegen Sciences, Inc. 2002 Equity Incentive Plan (the “Plan”) and the ☐ Incentive ☐ Non-Qualified Stock Option Agreement dated                                         ,                     ,(the “Option Agreement”).

Date of Grant:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:		$

Total Exercise Price:		$

Certificate to be issued in name of:

Cash Payment delivered herewith:	☐	$

Promissory note delivered herewith:	☐	$
Type of Option: ☐ Incentive Stock Option ☐ Non-Qualified Stock Option
     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.
     3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

          Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.
     4. Optionee’s Rights to Transfer Shares.
          (a) Company’s Right of First Refusal. Before any Shares held by Optionee or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).
               (i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be Transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).
               (ii) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with subsection (c) below.
               (iii) Purchase Price. The purchase price (“Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.
               (iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.
               (v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed

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Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.
          (b) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s Immediate Family or a trust for the benefit of the Optionee’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.
     5. Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon a sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (a “Public Offering”).
     6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.
     7. Restrictive Legends and Stop-Transfer Orders.
          (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE

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ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.
          (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
     8. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.
     9. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors or committee thereof that is responsible for the administration of the Plan (the “Administrator”), which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.
     10. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
     11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.
     12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

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     13. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.
     14. Entire Agreement. The Plan and Stock Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Stock Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

PERLEGEN SCIENCES, INC.	OPTIONEE

By:

Name:

Its:	[Optionee]

Address:

5

EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	PERLEGEN SCIENCES, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:
     In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:
          (a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
          (b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.

Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.
          (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.
          In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.
          (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such

1

offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

[Optionee]
Date:                                         ,

2

PERLEGEN SCIENCES, INC.
2002 STOCK OPTION AND INCENTIVE PLAN
NON-EMPLOYEE DIRECTOR AND SCIENTIFIC ADVISOR
NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
          This Award Agreement (the “Agreement”) is entered into between Perlegen Sciences, Inc., a Delaware corporation (the “Company”), and the Grantee whose name is set forth below, pursuant to the Perlegen Sciences, Inc. 2002 Stock Option and Incentive Plan (the “Plan”). Capitalized terms used in this Agreement and not defined herein are defined in the Plan.
ARTICLE I
Grant of Option
     Section 1.1 Grant of Option
          The Company hereby grants to the Grantee a non-qualified stock option (“Option”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), on the terms set forth below:

Grantee

Capacity in Which Granted

Grant Date

Number of Shares Subject to Option

Exercise Price per Share

Expiration Date
ARTICLE II
Vesting; Exercise; Expiration
     Section 2.1 Vesting
          The right to exercise this Option shall vest in installments as follows:

On or after:	This Option shall be exercisable as to:
Date	100% of the total shares subject to this Option
No installment of the Option shall vest after the Termination of Employment of the Grantee or Grantee’s permanent disability or death.
     Section 2.2 Exercise
          Grantee may exercise vested Options by delivering a written notice, in such form and manner prescribed by the Company, to the Company setting forth the number of shares of Common Stock with respect to which the Option is exercised and delivering the aggregate Exercise Price for such number of shares to the Company, in each case in accordance with the provisions of the Plan. Alternatively, Grantee may exercise all (but not less than all) of Grantee’s unvested Options for restricted Common Stock that contains vesting provisions that are the same as the vesting provisions set forth in Article II of this Agreement by (i) delivering a written notice, in such form and manner prescribed by the Company, to the Company, (ii) signing and delivering to the Company the applicable restricted stock purchase agreement, in such form prescribed by the Company, and (iii) delivering the aggregate Exercise Price for the number of shares subject to the Option to the Company, in each case in accordance with the provisions of the Plan. An Option may be exercised only for a whole number of shares. At the time of exercise, Grantee shall pay to the Company, or make arrangements for payment to the satisfaction of the Company, such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state, local or other taxes incurred by reason of such exercise.
     Section 2.3 Company Repurchase Right
          If Grantee elects pursuant to Section 2.2 of this Agreement to exercise Grantee’s unvested Options for restricted Common Stock, then, upon Grantee’s Termination of Employment, the Company shall have the right, but not the obligation, to purchase from Grantee, within ninety (90) days of such Termination of Employment, all of Grantee’s unvested shares of restricted Common Stock as of the date of such Termination of Employment at the price paid by the Grantee for such shares.
     Section 2.4 Expiration
          This Agreement shall expire on, and the Option may not be exercised after, the earliest to occur of the following:
(a)	The expiration date set forth in Article I;

(b)	Ninety days after the Termination of Employment of the Grantee for any reason, except disability, death or by the Company for Cause;

(c)	The Termination of Employment of the Grantee by the Company for Cause; or

(d)	One year after the date of the disability or death of the Grantee.
     Section 2.5 “Cause”
          “Cause” shall mean the willful and continued failure by Grantee to perform substantially his duties with Company (other than any such failure resulting from incapacity due to physical or mental illness) after a demand for substantial performance is delivered to Grantee by the Company which specifically identifies the manner in which Company believes Grantee has not substantially performed his duties; conviction of a felony; habitual abuse of narcotics or alcohol; or fraud, material dishonesty or gross misconduct in connection with the business of the Company.
ARTICLE III
     Section 3.1 Non-transferability of Option
          The Option and rights granted hereunder shall not be transferred, assigned, pledged or exchanged in any manner whatsoever, whether voluntarily or involuntarily, by the Grantee, otherwise than by will or the laws of descent and distribution or to an immediate family member (as defined in the Plan), and is exercisable during the Employee’s lifetime only by the Employee or by the Employee’s legal representative or such immediate family member.
     Section 3.2 Securities Law Matters
(a)	Upon each issuance of shares of stock following proper exercise by Grantee, the Grantee, a transferee permitted under Section 3.1 of this Agreement, or Grantee’s legal representative, or heirs receiving the shares, shall, if requested by the Company in order to comply with federal or state securities laws, represent in writing to the Company that such shares are being acquired for investment and with no view to any distribution thereof or shall make such other representations in writing to the Company, with respect to the further transfer of such shares, as may be deemed by the Company to be necessary or desirable under the applicable securities laws. The Company, at its sole discretion, may take all reasonable steps, including the affixing of a legend on certificates issued in connection with such shares of stock, or the imposition of stop-transfer instructions, to achieve compliance.
(b)	Grantee hereby agrees to subject any shares purchased pursuant to this Option to a lock-up period of up to 12 months if requested by the Company, pursuant to a request by the underwriters, in connection with and following any underwritten public offering of equity securities.
     Section 3.3 Incorporation of Plan by Reference; Supremacy of Plan Provisions
          The Plan is hereby incorporated into this Agreement by reference to the same extent as though it were set forth in full herein. If there is any conflict between the provisions of the Plan and any provision of this Agreement, this Agreement shall be construed and enforced in accordance with the provisions of the Plan and this Agreement without regard to the conflicting provision of the Agreement.
     Section 3.4 Merger or Sale of Company
          In the event of (i) a merger or consolidation of the Company with or into any other corporation or entity, (ii) a sale of all or substantially all of the Company’s assets to any other corporation or entity or (iii) any transaction by which another person, corporation or entity (other than Affymetrix and any corporation or entity in which Affymetrix holds a controlling interest, directly or indirectly) becomes the Beneficial Owner of more than 50% of the issued and outstanding Shares of the Company, outstanding Options shall be treated as set forth in Section 3.7 of the Plan.

Executed as of the Grant Date:

Perlegen Sciences, Inc.

By

Name:	BradleyMargus

Title:	CEO

Name

PERLEGEN SCIENCES, INC.
2002 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Perlegen Sciences, Inc.
2021 Stierlin Court
Mountain View, CA 94043
Attention: Frank Zampella
     1. Exercise of Option. Effective as of today,                     ,                     , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                      shares of the Common Stock (the “Shares”) of Perlegen Sciences, Inc. (the “Company”) under and pursuant to the Perlegen Sciences, Inc. 2002 Equity Incentive Plan (the “Plan”) and the ☐ Incentive ☐ Non-Qualified Stock Option Agreement dated                     , ___, (the “Option Agreement”).

Date of Grant:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:		$

Total Exercise Price:		$

Certificate to be issued in name of:

Cash Payment delivered herewith:	☐	$

Promissory note delivered herewith:	☐	$
Type of Option:          ☐      Incentive Stock Option           ☐     Non-Qualified Stock Option
     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.
     3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.
     Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.
     4. Optionee’s Rights to Transfer Shares.
          (a) Company’s Right of First Refusal. Before any Shares held by Optionee or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).
               (i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be Transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).
               (ii) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with subsection (c) below.
               (iii) Purchase Price. The purchase price (“Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.
               (iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.
               (v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its

2

assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.
          (b) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s Immediate Family or a trust for the benefit of the Optionee’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.
     5. Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon a sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (a “Public Offering”).
     6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.
     7. Restrictive Legends and Stop-Transfer Orders.
          (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE

3

ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.
          (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
     8. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.
     9. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors or committee thereof that is responsible for the administration of the Plan (the “Administrator”), which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.
     10. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
     11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.
     12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.
     13. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

4

     14. Entire Agreement. The Plan and Stock Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Stock Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

PERLEGEN SCIENCES, INC.	OPTIONEE

By:

Name:	[Optionee]

Its:

Address:

5

EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	PERLEGEN SCIENCES, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:
     In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:
          (a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
          (b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.
          (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.
          In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.
          (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

[Optionee]

Date:	,

1

PERLEGEN SCIENCES, INC.
2002 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
     Perlegen Sciences, Inc. (the “Company”), pursuant to its 2002 Equity Incentive Plan (the “Plan”), hereby grants to the Optionee listed below (“Optionee”), an option to purchase the number of shares of the Company’s Common Stock set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.
I. NOTICE OF STOCK OPTION GRANT

Optionee:

Date of Stock Option Agreement:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Term/Expiration Date:

Type of Option:	☑ Incentive Stock Option ☐ Non-Qualified Stock Option

Vesting Schedule:	The Shares subject to this Option shall vest according to the following schedule:
Twenty-five percent (25%) of the Shares subject to the Option (rounded down to the next whole number of shares) shall vest on each anniversary of the Vesting Commencement Date, so that all of the Shares shall be vested on the forth anniversary after the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider through each relevant vesting date.

Termination Period:	This Option may be exercised, to the extent vested, for three (3) months after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein (or, if not provided herein, then as provided in the Plan), but in no event later than the Term/Expiration Date as provided above.

II. AGREEMENT
     1. Grant of Option. The Company hereby grants to the Optionee an Option to purchase the Common Stock (the “Shares”) set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.
          If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, however, that to the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including the Option, are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary) exceeds $100,000, such options shall be treated as not qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.
     2. Exercise of Option. This Option is exercisable as follows:
          (a) Right to Exercise.
               (i) This Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant. For purposes of this Stock Option Agreement, Shares subject to this Option shall vest based on Optionee’s continued status as a Service Provider.
               (ii) This Option may not be exercised for a fraction of a Share.
               (iii) In the event of Optionee’s death, disability or other termination of the Optionee’s status as a Service Provider, the exercisability of the Option is governed by Sections 7, 8 and 9 below.
               (iv) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.
          (b) Method of Exercise. This Option shall be exercisable by written Notice (in the form attached as Exhibit A). The Notice must state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. The Notice must be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Notice must be accompanied by payment of the Exercise Price, including payment of any

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applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written Notice accompanied by the Exercise Price and payment of any applicable withholding tax.
          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.
     3. Optionee’s Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
     4. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.
     5. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:
          (a) cash;
          (b) check;
          (c) with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator;
          (d) with the consent of the Administrator, surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired from the Company, have been owned by the Optionee for more than six (6) months on the date of

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surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;
          (e) with the consent of the Administrator, surrendered Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof;
          (f) with the consent of the Administrator, property of any kind which constitutes good and valuable consideration; or
          (g) with the consent of the Administrator, delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale.
     6. Restrictions on Exercise. This Option may not be exercised until the Plan has been approved by the stockholders of the Company. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.
     7. Termination of Relationship. If Optionee ceases to be a Service Provider (other than by reason of the Optionee’s death or the total and permanent disability of the Optionee as defined in Code Section 22(e)(3)), Optionee may exercise this Option during the Termination Period set out in the Notice of Grant, to the extent the Option was vested at the date on which Optionee ceases to be a Service Provider. To the extent that the Option is not vested at the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.
     8. Disability of Optionee. If Optionee ceases to be a Service Provider as a result of his or her total and permanent disability as defined in Code Section 22(e)(3), Optionee may exercise the Option to the extent the Option was vested at the date on which Optionee ceases to be a Service Provider, but only within twelve (12) months from such date (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.
     9. Death of Optionee. If Optionee ceases to be a Service Provider as a result of the death of Optionee, the vested portion of the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant) by

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Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested at the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.
     10. Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution . It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
     11. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant.
     12. Tax Obligations.
          (a) Withholding. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements as well as social security charges applicable to the vesting of the Option, the exercise of the Option or the disposition of any Shares acquired upon exercise. In this regard, Optionee authorizes the Company (and/or the Parent or Subsidiary employing or retaining Optionee) to withhold all applicable taxes legally payable by Optionee from the Optionee’s wages or other cash compensation paid to Optionee by the Company (and/or the Parent or Subsidiary employing or retaining Optionee) or from proceeds from the sale of Shares acquired upon exercise of the Option in an amount sufficient to cover such tax obligations. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
          (b) Tax Consultation. Optionee understands that he or she may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that he or she will consult with any tax advisors Optionee deems appropriate in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.
     13. Acknowledgements.
          (a) Optionee acknowledges receipt of a copy of the Plan (including any applicable appendixes or sub-plans thereunder) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan (including any applicable appendixes or sub-plans thereunder) and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

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          (b) The Company (and not Optionee’s employer) is granting the Option. The Company will administer the Plan from outside Optionee ’s country of residence and that United States of America law will govern all Options granted under the Plan.
          (c) That benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. The benefits and rights provided under the Plan are not to be considered part of Optionee’ s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. Optionee waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:
               (i) the loss or diminution in value of such rights under the Plan, or
               (ii) Optionee ceases to have any rights under, or ceases to be entitled to any rights under the Plan as a result of such termination.
          (d) The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Company. Neither the grant of the Option nor any future grant of an Option by the Company will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant. The Company has the right, at any time to amend, suspend or terminate the Plan.
          (e) The Plan will not be deemed to constitute, and will not be construed by Optionee to constitute, part of the terms and conditions of employment, and that the Company will not incur any liability of any kind to Optionee as a result of any change or amendment, or any cancellation, of the Plan at any time.
          (f) Participation in the Plan will not be deemed to constitute, and will not be deemed by Optionee to constitute, an employment or labor relationship of any kind with the Company.
          (g) By entering into this Option Agreement, and as a condition of the grant of the Option, Optionee consents to the collection, use, and transfer of personal data as described in this subsection to the full extent permitted by and in full compliance with Applicable Law.
               (i) Optionee understands that the Company and its Subsidiaries hold certain personal information about the Optionee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or other entitlement to Shares awarded, canceled, exercised, vested,

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unvested, or outstanding in Optionee’s favor, for the purpose of managing and administering the Plan (“Data”).
               (ii) Optionee further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of Optionee’s participation in the Plan, and that the Company and/or its Subsidiary may each further transfer Data to any third parties assisting the Company in the implementation, administration, and management of the Plan (“Data Recipients” ).
               (iii) Optionee understands that these Data Recipients may be located in Optionee’s country of residence or elsewhere, such as the United States. Optionee authorizes the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Optionee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on Optionee’ s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited.
               (iv) Optionee understands that Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw Optionee’s consent herein in writing by contacting the Company. Optionee further understands that withdrawing consent may affect Optionee’s ability to participate in the Plan.
               (h) Optionee has received the terms and conditions of this Option Agreement and any other related communications, and Optionee consents to having received these documents in English.
     14. No Guarantee of Continued Service. Optionee acknowledges and agrees that the vesting of Shares pursuant to the vesting schedule hereof is earned only by continuing as a Service Provider at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares hereunder). Optionee further acknowledges and agrees that this Option Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a service provider for the vesting period, for any period, or at all, and shall not interfere in any way with Optionee’s right or the Company’s right to terminate Optionee’s relationship as a Service Provider at any time, with or without cause.
     15. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

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[Signature page follows]

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     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

PERLEGEN SCIENCES, INC.

By:

Name:__ Brad Margus

Title:___ President /CEO
OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2002 EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.
     Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.
Dated:

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